                                                                    EXHIBIT 99.1



                                                                  MORGAN STANLEY

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05/11/2001    12:39:28     CARVE Version 544.0     /u/jhallik/carvedir/Household/HFCHT_2001-1_priced.carve
HOUSEHOLD FINANCE CORPORATION HOME EQUITY LOAN ABS SERIES 2001-1 (SENIOR SUBORDINATE STRUCTURE) CLASS A
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CURRENT          621,170,000.00          PAYMENT          Monthly                   MARKET        Fixed Senior

BALANCE                                  FREQUENCY                                  DESCRIPTION

ORIGINAL         621,170,000.00          DELAY            0                         AVG LIFE      2.2758

BALANCE                                  COUPON           _1monthlibor              TOTAL         63,441,353.38
                                                          +
FACTOR           1.00000000              FORMULA          0.2900 (                  INTEREST
                                                          UnCapped, 0.0000
                                                          Floor)



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NAME             TRIGGER               PREPAY                   INDEX
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PXCALL    _optionalCall    YES PPM2 100    1 Month Libor 4.13000    6 Month Libor 4.30000    1 Year CMT 6.20000    WAC Decline
0.000    Cure Rate 0.50000    Miscellaneous 0.000
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CUSTOM PREPAY MODELS

NAME       TYPE           MODEL SPECIFICATION
---------------------------------------------
PPM2       aged            CPR 0 1 0-25 19 25



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 Per      Date                   Balance                    Principal              Interest             Coupon          Total Cash
-----------------------------------------------------------------------------------------------------------------------------------
0         05/17/2001             621,170,000.00                      0.00                  0.00         -1.00000              0.00
1         06/20/2001             603,141,801.05             18,028,198.95          2,593,039.66          4.42000     20,621,238.60
2         07/20/2001             584,232,166.86             18,909,634.19          2,221,572.30          4.42000     21,131,206.49
3         08/20/2001             565,040,164.04             19,192,002.82          2,223,652.54          4.42000     21,415,655.36
4         09/20/2001             545,796,475.25             19,243,688.79          2,150,605.65          4.42000     21,394,294.44
5         10/20/2001             526,614,416.24             19,182,059.01          2,010,350.35          4.42000     21,192,409.36
6         11/20/2001             507,635,819.40             18,978,596.84          2,004,352.98          4.42000     20,982,949.82
7         12/20/2001             489,033,456.51             18,602,362.89          1,869,791.93          4.42000     20,472,154.83
8         01/20/2002             470,922,076.53             18,111,379.98          1,861,315.67          4.42000     19,972,695.66
9         02/20/2002             453,228,717.67             17,693,358.86          1,792,381.75          4.42000     19,485,740.61
10        03/20/2002             435,774,992.68             17,453,724.99          1,558,099.61          4.42000     19,011,824.61
11        04/20/2002             418,886,856.40             16,888,136.27          1,658,608.04          4.42000     18,546,744.31
12        05/20/2002             402,701,287.21             16,185,569.19          1,542,899.92          4.42000     17,728,469.11
13        06/20/2002             389,907,770.13             12,793,517.08          1,532,725.84          4.42000     14,326,242.92
14        07/20/2002             377,425,016.53             12,482,753.60          1,436,160.29          4.42000     13,918,913.89
15        08/20/2002             365,245,558.06             12,179,458.48          1,436,521.55          4.42000     13,615,980.03
16        09/20/2002             353,362,104.74             11,883,453.32          1,390,165.18          4.42000     13,273,618.50
17        10/20/2002             341,767,540.77             11,594,563.97          1,301,550.42          4.42000     12,896,114.39
18        11/20/2002             330,454,920.35             11,312,620.42          1,300,805.23          4.42000     12,613,425.65
19        12/20/2002             319,417,463.64             11,037,456.71          1,217,175.62          4.42000     12,254,632.34
20        01/20/2003             308,648,552.80             10,768,910.84          1,215,738.36          4.42000     11,984,649.20
21        02/20/2003             298,141,728.14             10,506,824.66          1,174,750.69          4.42000     11,681,575.35
22        03/20/2003             287,890,684.36             10,251,043.78          1,024,945.01          4.42000     11,275,988.79
23        04/20/2003             277,889,266.87             10,001,417.49          1,095,743.93          4.42000     11,097,161.42
24        05/20/2003             268,131,468.19              9,757,798.68          1,023,558.80          4.42000     10,781,357.48
25        06/20/2003             258,611,424.48              9,520,043.72          1,020,538.16          4.42000     10,540,581.88
26        07/20/2003             249,323,412.05              9,288,012.42            952,552.08          4.42000     10,240,564.50
27        08/20/2003             240,261,844.13              9,061,567.93            948,952.61          4.42000     10,010,520.54
28        09/20/2003             231,421,267.48              8,840,576.64            914,463.27          4.42000      9,755,039.92
29        10/20/2003             222,796,359.33              8,624,908.15            852,401.67          4.42000      9,477,309.82
30        11/20/2003             219,936,213.54              2,860,145.80            847,987.70          4.42000      3,708,133.49
31        12/20/2003             214,436,161.21              5,500,052.33            810,098.39          4.42000      6,310,150.72
32        01/20/2004             209,070,411.65              5,365,749.55            816,167.86          4.42000      6,181,917.41

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 Per      Date         Balance          Principal             Interest             Coupon             Total Cash
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33        02/20/2004   203,835,727.80   5,234,683.85          795,745.22             4.42000            6,030,429.07
34        03/20/2004   198,728,950.02   5,106,777.78          725,768.43             4.42000            5,832,546.21
35        04/20/2004   193,746,994.29   4,981,955.73          756,384.46             4.42000            5,738,340.20
36        05/20/2004   188,886,850.40   4,860,143.89          713,634.76             4.42000            5,573,778.65
37        06/20/2004   184,145,580.18   4,741,270.22          718,924.34             4.42000            5,460,194.56
38        07/20/2004   179,520,315.81   4,625,264.37          678,269.55             4.42000            5,303,533.93
39        08/20/2004   175,008,258.10   4,512,057.71          683,274.27             4.42000            5,195,331.98
40        09/20/2004   170,606,674.89   4,401,583.21          666,100.88             4.42000            5,067,684.08
41        10/20/2004   166,312,899.45   4,293,775.44          628,401.25             4.42000            4,922,176.69
42        11/20/2004   162,124,328.91   4,188,570.55          633,005.37             4.42000            4,821,575.92
43        12/20/2004   158,038,422.72   4,085,906.19          597,157.94             4.42000            4,683,064.14
44        01/20/2005   154,052,701.20   3,985,721.52          601,511.80             4.42000            4,587,233.32
45        02/20/2005   150,164,744.07   3,887,957.13          586,341.70             4.42000            4,474,298.82
46        03/20/2005   146,372,189.04   3,792,555.03          516,233.02             4.42000            4,308,788.05
47        04/20/2005   142,672,730.41   3,699,458.63          557,108.82             4.42000            4,256,567.44
48        05/20/2005   139,064,117.75   3,608,612.66          525,511.22             4.42000            4,134,123.88
49        06/20/2005   135,544,154.56   3,519,963.20          529,293.48             4.42000            4,049,256.68
50        07/20/2005   132,110,696.97   3,433,457.58          499,254.30             4.42000            3,932,711.89
51        08/20/2005   128,761,652.54   3,349,044.43          502,827.99             4.42000            3,851,872.42
52        09/20/2005   125,494,978.97   3,266,673.57          490,081.16             4.42000            3,756,754.73
53        10/20/2005   122,308,682.94   3,186,296.03          462,239.84             4.42000            3,648,535.87
54        11/20/2005   119,200,818.93   3,107,864.01          465,520.44             4.42000            3,573,384.45
55        12/20/2005   116,169,488.08   3,031,330.84          439,056.35             4.42000            3,470,387.19
56        01/20/2006   113,212,837.10   2,956,650.98          442,153.98             4.42000            3,398,804.96
57        02/20/2006   110,329,057.13   2,883,779.97          430,900.64             4.42000            3,314,680.60
58        03/20/2006   107,516,382.74   2,812,674.40          379,286.78             4.42000            3,191,961.18
59        04/20/2006   104,773,090.84   2,743,291.90          409,219.30             4.42000            3,152,511.20
60        05/20/2006   102,097,499.70   2,675,591.13          385,914.22             4.42000            3,061,505.35
61        06/20/2006    99,487,967.98   2,609,531.72          388,594.43             4.42000            2,998,126.15
62        07/20/2006    96,942,893.72   2,545,074.26          366,447.35             4.42000            2,911,521.61
63        08/20/2006    94,460,713.42   2,482,180.30          368,975.42             4.42000            2,851,155.72
64        09/20/2006    92,039,901.14   2,420,812.28          359,527.97             4.42000            2,780,340.25
65        10/20/2006             0.00  92,039,901.14          339,013.64             4.42000           92,378,914.78
--------------------- ---------------- -------------- --------------------------------------- -----------------------
Total                                 621,170,000.00       63,441,353.38                              684,611,353.38

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